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                                                                    EXHIBIT 10.3

                               THIRD AMENDMENT TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT,
                               CONSENT AND WAIVER


         THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT, CONSENT AND WAIVER, dated as of the 8th day of November, 2002 (this "Third Amendment"), is made in respect of the First Amended and Restated Credit Agreement dated August 31, 1999, as amended by a First Amendment dated March 29, 2000 and an Amended and Restated Second Amendment dated April 4, 2002 (together, the "Existing Credit Agreement"), among PXRE CORPORATION, a Delaware corporation with its principal offices in Edison, New Jersey (the "Borrower"), PXRE GROUP LTD., a Bermuda corporation ("PXRE Group"), and PXRE REINSURANCE (BARBADOS) LTD., a Barbados corporation ("PXRE Barbados"), the banks and financial institutions listed on the signature pages thereof or that become parties thereto after the date thereof (collectively the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Existing Credit Agreement.

                                    RECITALS

         The parties agree to amend the Existing Credit Agreement, and the Lenders and Agent agree to grant the necessary consents, in connection with the proposal by PXRE Group to develop the reinsurance business of its Bermuda subsidiary, PXRE Reinsurance Ltd. ("PXRE Bermuda"), subject to the terms and conditions set forth herein.

         In addition, Borrower requests certain amendments to the Existing Credit Agreement and a waiver with respect to its failure to comply with certain provisions set forth in Section 7.7(b) of the Existing Credit Agreement.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, the Borrower, the Agent and the Lenders, for themselves and their successors and assigns, agree as follows:

                                   ARTICLE I

                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         1.1 Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

                  (a) The following definitions are added to the defined terms in Section 1.1 in the appropriate alphabetical order:

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         "PXRE Bermuda Credit Enhancement Policy" shall mean the Credit
         Enhancement Policy in the form of Exhibit A to the Third Amendment issued by PXRE Bermuda as of November 8, 2002 for the benefit of the Lenders in which PXRE Bermuda absolutely, unconditionally and irrevocably agreed to pay to the Lenders the full and complete amount of any Obligations when and as the same shall become due (whether at the stated maturity, by acceleration or otherwise) in each case subject to the terms and conditions therein.

         "Third Amendment" shall mean the Third Amendment, Consent and Waiver to First Amended and Restated Credit Agreement and Consent, dated as of November 8, 2002, by and between the Borrower, the Guarantors, the Agent and the Lenders.

         "Third Amendment Effective Date" shall mean the date upon which all of the conditions of Article III of the Third Amendment are satisfied or waived in writing by the Required Lenders.

                  (b) The definition of "Agreement" is amended by deleting and replacing it in its entirety with the following:

         "Agreement" shall mean the First Amended and Restated Credit Agreement dated August 31, 1999, among the Borrower, PXRE Group, and PXRE Barbados, the Lenders and the Agent, as amended by a First Amendment among such parties dated March 29, 2000, by an Amended and Restated Second Amendment among such parties dated April 4, 2002, and by the Third Amendment among such parties dated November 8, 2002, and as further amended, modified or supplemented from time to time.

                  (c) The definition of "Credit Documents" is amended by deleting and replacing it in its entirety with the following:

         "Credit Documents" shall mean this Agreement, the Notes, the Fee Letter, the Amendment Fee Letter, the PXRE Bermuda Credit Enhancement Policy, and all other agreements, instruments, documents and certificates now or hereafter executed and delivered to the Agent or any Lender by or on behalf of any Credit Party or any of their respective Subsidiaries with respect to this Agreement and the transactions contemplated hereby, in each case as amended, modified, supplemented or restated from time to time.

                  (d) The definition of "Investment Policy" is amended by deleting and replacing it in its entirety with the following:

         "Investment Policy" shall mean the investment policy of PXRE Group and its Subsidiaries as of the Third Amendment Effective Date, as set forth in Schedule 7.5 to the Third Amendment, which shall not have been materially amended, modified and supplemented, other than as approved by the Agent and the Lenders.

                                       2
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         1.2 Amendment to Section 7.7(b)(i)(C). Section 7.7(b)(i)(C) of the
Existing Credit Agreement is hereby amended by deleting reference to "$30,000,000" appearing in such Section 7.7(b)(i)(C) and inserting the text "$80,000,000", in lieu thereof.

         1.3 Amendment to Section 7.7(b)(iv)(B). Section 7.7(b)(iv)(B) of the Existing Credit Agreement is hereby amended by deleting reference to "$3,000,000" appearing in such Section 7.7(b)(iv)(B) and inserting the text "$7,500,000", in lieu thereof.

         1.4 Amendment to Section 8.1(c). Section 8.1(c) of the Existing Credit Agreement is hereby amended by inserting the text "(other than the PXRE Bermuda Credit Enhancement Policy")" immediately following each reference to "Credit Documents" appearing therein.

         1.5 Amendments to Section 8.1. Section 8.1 of the Existing Credit Agreement is hereby amended by: (a) inserting the word "or" at the end of subsection (l) thereof, and (b) inserting the following new subsection (m) immediately following subsection (l) of such Section 8.1:

                  "(m) At any time after the execution and delivery thereof, the PXRE Bermuda Credit Enhancement Policy or any provision thereof shall cease to be in full force or effect, or PXRE Bermuda or any Person acting by or on behalf of PXRE Bermuda shall deny or disaffirm its obligations under the PXRE Bermuda Credit Enhancement Policy or PXRE Bermuda shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the PXRE Bermuda Credit Enhancement Policy."

         1.6 Amendments to Section 8.1. Section 8.1 of the Existing Credit Agreement is hereby amended by inserting the text "PXRE Bermuda," immediately following each reference to "Borrower" appearing in subsections (e), (f), (g),
(h), (j) and (k) of such Section 8.1 therein.

         1.7 Schedules 7.5(b) and 7.5(c). Schedules 7.5(b) and 7.5(c) of the Existing Credit Agreement are amended by deleting and replacing them in their entirety with Schedule 7.5 attached hereto.

                                   ARTICLE II

                               CONSENT AND WAIVER

         2.1 Consent to Deed Poll Guarantee. Notwithstanding anything to the contrary contained in Sections 7.2 and 7.7 of the Existing Credit Agreement, but subject to satisfaction of the conditions set forth in Article III, the Agent and the Lenders do hereby consent to the issuance by PXRE Group of the Deed Poll Guarantee (the "Group Guarantee") in the form of Exhibit B hereto in support of the obligations of PXRE Bermuda in favor of the Cedents (as defined therein), provided that (w) the provisions of each reinsurance agreement, binder and slip entered into after the date hereof having the benefit of the Group Guarantee and the performance of the parties thereunder shall not conflict with any condition, covenant or agreement contained in the Existing Credit Agreement or any of the other Credit Documents, (x) each such reinsurance agreement, binder and slip having the benefit of the Group Guarantee shall be entered into in the ordinary course of business of PXRE Bermuda as set forth in Section 7.8 of the Existing Credit Agreement, (y) the obligations incurred by PXRE Group under the Group Guarantee shall not constitute Indebtedness under the Existing Credit Agreement and (z) PXRE Group shall not amend, modify or supplement the Group Guarantee, other than as approved by the Agent and the Required Lenders.

                                       3
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         2.2 Waiver. The Borrower has informed the Agent that it has entered into reinsurance agreements with a basis of reinsurance exceeding the thirty percent (30%) quota share limitation set forth in Section 7.7(b)(i)(A) of the Existing Credit Agreement and has failed to provide to the Agent and the Lenders projections required under Section 7.7(b)(i)(B) of the Existing Credit Agreement. The Borrower has requested that the Required Lenders waive such noncompliance with Sections 7.7(b)(i)(A) and 7.7(b)(i)(B) and that the Agent forbear the exercise of its rights pursuant to Sections 8.2 and 8.3 of the Existing Credit Agreement, and the Required Lenders have agreed to provide such waiver on the terms and conditions set forth herein. Accordingly, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Required Lenders hereby agree to waive the Borrower's noncompliance with Sections 7.7(b)(i)(A) and 7.7(b)(i)(B) of the Existing Credit Agreement subject to the delivery of the projections required in Section 7.7(b)(i)(B) prior to the Third Amendment Effective Date. The Borrower understands that as of the Third Amendment Effective Date, all of the requirements of Sections 7.7(b)(i)(A) and 7.7(b)(i)(B) of the Existing Credit Agreement that have been waived as provided herein shall, without any further action by or notice to or from the Agent or any Lender, be in full force and effect, and unless such noncompliance shall have been cured, the Agent shall have all of the rights and remedies provided to it under the Existing Credit Agreement, the other Credit Documents, applicable law or otherwise with respect to such noncompliance as though no waiver had been granted hereunder. The waiver set forth herein is limited and specified, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Existing Credit Agreement or waiver of any Default or Event of Default except as expressly set forth herein.

                                  ARTICLE III

                           CONDITIONS OF EFFECTIVENESS

         3.1 Conditions of Effectiveness. This Third Amendment and the amendments and consent provided herein, are subject to the satisfaction of the following conditions precedent:

                  (a) The Agent shall have received the following, each dated as of the Third Amendment Effective Date and in sufficient executed originals for each Lender:

                           (1) this Third Amendment, duly completed and executed
                  by the Borrower, each Guarantor, the Agent and each Required Lender;

                           (2) the PXRE Bermuda Credit Enhancement Policy in the
                  form of Exhibit A attached hereto, duly completed and executed by PXRE Bermuda;

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                           (3) the Group Guarantee in the form of Exhibit B
                  attached hereto, duly completed and executed by PXRE Group;

                           (4) the favorable opinion of Conyers Dill & Pearman,
                  counsel to PXRE Group and PXRE Bermuda, in form reasonably satisfactory to the Agent and substantially covering such opinion matters as the Agent may reasonably request.

                  (b) The Agent shall have received a certificate, signed by the president or chief financial officer of each Credit Party, in form and substance satisfactory to the Agent, certifying that (i) all representations and warranties of such Credit Party contained in this Third Amendment, the Existing Credit Agreement (subject to the updating of the representations and warranties therein pursuant to this Third Amendment) and the other Credit Documents are true and correct as of the Third Amendment Effective Date, both immediately before and after giving effect to the consummation of the transactions contemplated hereby, (ii) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to the consummation of the transactions contemplated hereby, (iii) both immediately before and after giving effect to the consummation of the transactions contemplated hereby, no Material Adverse Change has occurred since December 31, 2001, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change, (iv) that the articles or certificate of incorporation of such Credit Party, as the case may be, have not been amended, revised or restated since the date of the Second Amendment, and (v) that the bylaws, operating agreement or memorandum and articles of association, as applicable, of such Credit Party, as the case may be, have not been amended, revised or restated since the date of the Second Amendment.

                  (c) The Agent shall have received certificates of the secretary, clerk or director, as applicable, or an assistant secretary, clerk or director, as applicable, of each Credit Party, in form and substance satisfactory to the Agent and dated as of the Third Amendment Effective Date, certifying (i) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or duly authorized committee thereof) of such Credit Party authorizing the execution, delivery and performance of this Third Amendment, and (ii) as to the incumbency and genuineness of the signature of each officer of such Credit Party executing this Third Amendment.

                  (d) The Agent shall have received a certificate of the secretary, clerk or director, as applicable, or an assistant secretary, clerk or director, as applicable, of PXRE Bermuda, in form and substance satisfactory to the Agent and dated no earlier than thirty
         (30) days prior to the Third Amendment Effective Date, certifying (i) that attached thereto is a true and complete copy of the articles or certificate of incorporation and all amendments thereto of PXRE Bermuda, certified, to the extent applicable, as of a recent date by the Secretary of State (or comparable Governmental Authority) of its jurisdiction or organization, and that the same has not been amended since the date of such certification, (ii) that attached thereto is a true and complete copy of the bylaws, operating agreement or memorandum and articles of association, as applicable, of PXRE Bermuda, as then in effect and as in effect at all times from the date on which the resolutions referred to in clause (iii) below were adopted to and including the date of such certificate, (iii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or duly authorized committee thereof) of PXRE Bermuda authorizing the execution, delivery and performance of the PXRE Bermuda Credit Enhancement Policy, and (iv) as to the incumbency and genuineness of the signature of each officer of PXRE Bermuda executing the PXRE Bermuda Credit Enhancement Policy.

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                  (e) PXRE Bermuda shall have duly complied with and performed all of its agreements and conditions set forth in the PXRE Bermuda Credit Enhancement Policy required to be complied with or performed by it on or prior to the Third Amendment Effective Date and the Agent shall have received evidence satisfactory to it that premium due thereunder shall have been paid in full by PXRE Group.

                  (f) The Agent shall have received a Covenant Compliance Worksheet, duly completed and certified by the chief financial officer or treasurer of PXRE Group and the Borrower and in form and substance satisfactory to the Agent, demonstrating PXRE Group's and Borrower's compliance with the financial covenants set forth in Sections 6.1 through 6.4, determined on a pro forma basis as of September 30, 2002, after giving effect to the consummation of the transaction contemplated hereby.

                  (g) The Lenders shall have received a certificate as of a recent date of the good standing or existence of PXRE Bermuda under the law of its state or country of organization.

                  (h) All approvals, permits and consents of any Governmental Authorities or other Person required in connection with the execution and delivery of this Third Amendment, the PXRE Credit Enhancement Policy and the consummation of the transactions contemplated hereby shall have been obtained (without the imposition of conditions that are not reasonably acceptable to the Agent and the Required Lenders), and all related filings, if any, shall have been made, and all such approvals, permits, consents and filings shall be in full force and effect and the Agent shall have received such copies thereof as it shall have requested; all applicable waiting periods shall have expired without any adverse action being taken by any Governmental Authority having jurisdiction; and no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before, and no order, injunction or decree shall have been entered by, any court or other Governmental Authority, in each case to enjoin, restrain or prohibit, to obtain substantial damages in respect of, or that is otherwise related to or arises out of, this Third Amendment, the PXRE Credit Enhancement Policy or the consummation of the transactions contemplated hereby, or that, in the opinion of the Agent and the Required Lenders, would otherwise be reasonably likely to have a Material Adverse Effect.

                  (i) The Borrower shall have paid the fee that is due and payable under that certain letter between the Agent and Borrower dated October 2, 2002 (the "Third Amendment Fee Letter"), together with all other fees and expenses of the Agent and the Lenders required hereunder or thereunder or under any other Credit Document to be paid on or prior to the Third Amendment Effective Date (including the reasonable fees and expenses of U.S. and Bermuda counsel to the Agent) in connection with this Third Amendment and the transactions contemplated hereby.

                  (j) Each of the representations and warranties contained in the Existing Credit Agreement, this Third Amendment and the other Credit Documents shall be true and correct on and as of the Third Amendment Effective Date with the same effect as if made on and as of such date, both immediately before and after giving effect to the consummation of the transactions contemplated hereby, except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date.

                  (k) No Default or Event of Default shall have occurred and be continuing, both immediately before and after giving effect to the consummation of the transactions contemplated hereby.

                  (l) The Agent and each Lender shall have received such other documents, certificates, opinions and instruments in connection with the PXRE Bermuda Credit Enhancement Policy, the Group Guarantee and this Third Amendment as it shall have reasonably requested.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         To induce the Agent and Lenders to enter into this Third Amendment, the Credit Parties each represent and warrant to the Agent and each Lender, on the Third Amendment Effective Date, both before and after giving effect to the transactions contemplated hereby, as follows (PXRE Group making such representations and warranties as to itself and PXRE Bermuda, the Borrower as to itself only and PXRE Barbados as to itself only):

         4.1 Corporate Power. Each of the Guarantors, the Borrower and PXRE Bermuda has the full corporate power and authority to execute, deliver and perform the Third Amendment, the Group Guarantee and the PXRE Bermuda Credit Enhancement Policy to which it is or will be a party.

         4.2 Authorization; Enforceability. Each of the Borrower, the Guarantors and PXRE Bermuda has taken all necessary corporate action to execute, deliver and perform the Third Amendment, the Group Guarantee and the PXRE Bermuda Credit Enhancement Policy to which it is or will be a party, and has validly executed and delivered the Third Amendment, the Group Guarantee and the PXRE Bermuda Credit Enhancement Policy. The Third Amendment constitutes the legal, valid and binding obligation of the Borrower and the Guarantors enforceable against each of them in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing. The PXRE Bermuda Credit Enhancement Policy constitutes the legal, valid and binding obligation of PXRE Bermuda enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing

         4.3 No Violation. The execution, delivery and performance by each of the Borrower the Guarantors, and PXRE Bermuda of this Third Amendment, the Group Guarantee and the PXRE Bermuda Credit Enhancement Policy, and compliance by it with the terms hereof and thereof, do not and will not (i) violate any provision of its certificate of incorporation or bylaws or contravene any other material Requirement of Law applicable to it, (ii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any indenture, agreement or other instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, or (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets.

         4.4 Governmental Authorization; Permits. No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by the Borrower, the Guarantors and PXRE Bermuda of this Third Amendment, the Group Guarantee and the PXRE Bermuda Credit Enhancement Policy or the legality, validity or enforceability hereof or thereof.

                                   ARTICLE V

                                     GENERAL

         5.1 Full Force and Effect. From and after the Third Amendment Effective Date, all references to the Existing Credit Agreement set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Third Amendment and as may be further amended, modified, restated or supplemented from time to time. This Third Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of, or consent to departure from, any provision of the Existing Credit Agreement except as expressly set forth herein. Except as expressly amended hereby, the Existing Credit Agreement shall remain in full force and effect in accordance with its terms.

         5.2 Applicable Law. This Third Amendment shall be governed by and construed in accordance with the laws of the state of New York, without regard to principles of conflict of laws (excluding New York General Obligations Law ss.5-1401).

         5.3 Counterparts. This Third Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         5.4 Headings. The headings of this Third Amendment are for the purposes of reference only and shall not affect the construction of this Third Amendment.

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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their duly authorized officers all as of the day and year first above written.


                            PXRE CORPORATION

                            By:      /s/ John M. Modin
                                     ------------------------------------

                            Name:    John M. Modin
                                     ------------------------------------

                            Title:   Chief Financial Officer
                                     ------------------------------------


                            PXRE GROUP LTD.

                            By:      /s/ Jeffrey L. Radke
                                     ------------------------------------

                            Name:    Jeffrey L. Radke
                                     ------------------------------------

                            Title:   President
                                     ------------------------------------


                            PXRE REINSURANCE (BARBADOS) LTD.

                            By:      /s/ Jeffrey L. Radke
                                     ------------------------------------

                            Name:    Jeffrey L. Radke
                                     ------------------------------------

                            Title:   Vice President
                                     ------------------------------------







                             (signatures continued)

                            WACHOVIA BANK, NATIONAL ASSOCIATION, f/k/a
                            FIRST UNION NATIONAL BANK, as Agent
                              and as a Lender


                            By:      /s/ Daniel J. Norton
                                     ------------------------------------
                            Name:        Daniel J. Norton
                                     ------------------------------------
                            Title:       Director
                                     ------------------------------------


                            BANK ONE, NA (f/k/a THE FIRST NATIONAL
                            BANK OF CHICAGO


                            By:      /s/ Gretchen Roetzer
                                     ------------------------------------
                            Name:        Gretchen Roetzer
                                     ------------------------------------
                            Title:       Director
                                     ------------------------------------


                            FLEET NATIONAL BANK


                            By:      ____________________________________

                            Name:    ____________________________________

                            Title:   ____________________________________


                            CREDIT LYONNAIS NEW YORK BRANCH


                            By:      ____________________________________

                            Name:    ____________________________________

                            Title:   ____________________________________